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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  January 13, 1998
                                                       ----------------

                         FLEETWOOD ENTERPRISES, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                    001-07699                95-1948322
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)


    3125 Myers Street, Riverside, California                   92503-5527
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    (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code:  (909) 351-3500
                                                          --------------

                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)



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Total of sequentially numbered pages:  6

The Exhibit Index for this Current Report on Form 8-K is located at sequentially numbered page 4.

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ITEM 5.   OTHER EVENTS.

ANNOUNCEMENT OF RETIREMENT OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER,
     SHARE REPURCHASE AND CERTAIN BOARD AND MANAGEMENT APPOINTMENTS.

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release issued by Fleetwood Enterprises, Inc. (the "Registrant") on January 13, 1998 relating to: (a) the retirement of John C. Crean, the founder of the Registrant, as Chairman of the Board and Chief Executive Officer of the Registrant, (b) the Registrant's agreement to repurchase the share holdings of Mr. Crean, and (c) certain board and management appointments.









                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLEETWOOD ENTERPRISES, INC.,
                                       a Delaware corporation


Date:  January 13, 1998                By:  /s/ William H. Lear
                                          --------------------------------
                                          William H. Lear,
                                          Secretary




                                       3
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                                EXHIBIT INDEX

Exhibit                                                           Sequentially
Number                 Description                                Numbered Page
-------  ------------------------------------------------------   -------------
99.1     Press Release: "Fleetwood Announces the Retirement of
         Founder and Share Repurchase," dated January 13, 1998.        5







                                       4